SIXTH AMENDMENT TO REVOLVING
                         CREDIT AND TERM LOAN AGREEMENT
                         ------------------------------


     This Sixth Amendment to Revolving Credit and Term Loan Agreement ("Sixth Amendment") is made by and among TANDYCRAFTS, INC., a Delaware corporation ("Company"), CASUAL CONCEPTS, INC., a Texas corporation, THE DEVELOPMENT ASSOCIATION, INC., a Texas corporation, SAV-ON, INC., a Texas corporation, NOCONA BELT COMPANY, a Texas corporation, DAVID JAMES MANUFACTURING, INC., a Texas corporation, BRAND NAME APPAREL, INC., a Texas corporation, PLC LEATHER COMPANY, a Nevada corporation, TANDYARTS, INC., a Nevada corporation, and COLLEGE FLAGS AND MANUFACTURING, INC., a South Carolina corporation, (hereinafter collectively referred to as the "Guarantors"), and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION (formerly First Interstate Bank of Texas, N.A.), THE SUMITOMO BANK, LTD., CHICAGO BRANCH and NBD BANK (collectively, the "Banks") and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as agent for the Banks ("Agent"); and

     WHEREAS, the Company, certain of Guarantors and Agent entered into that certain Revolving Credit and Term Loan Agreement dated September 29, 1993 (the "Loan Agreement"); and

     WHEREAS, the Company, certain of Guarantors, Banks and Agent entered into that certain First Amendment to Revolving Credit and Term Loan Agreement dated December 3, 1993; and

     WHEREAS, the Company, the Guarantors, Banks and Agent entered into that certain Second Amendment To Revolving Credit and Term Loan Agreement dated September 26, 1994; and

     WHEREAS, the Company, Guarantors, Banks and Agent entered into that certain Third Amendment to Revolving Credit and Term Loan Agreement dated December 31, 1994; and

     WHEREAS, the Company, Guarantors, Banks and Agent entered into that certain Fourth Amendment to Revolving Credit and Term Loan Agreement dated July 6, 1995; and

     WHEREAS, the Company, Guarantors, Banks and Agent entered into that certain Fifth Amendment to Revolving Credit and Term Loan Agreement dated December 31, 1995; and

     WHEREAS, the Company, Guarantors, Banks and Agent desire to amend the Loan Agreement in certain respects; and

     WHEREAS, capitalized terms used herein shall have the meaning assigned to them in the Loan Agreement unless the context otherwise requires or provides.

     NOW, THEREFORE, it is agreed by and among the Company, Guarantors, Banks and Agent as follows:

                                       1.

     The Total Commitment shall be reduced to fifty million dollars ($50,000,000) and Exhibit A of the Loan Agreement shall be amended to read in the form attached hereto effective as of January 2, 1997.

                                       2.

     Company and Guarantors warrant and represent to Banks that no Event of Default exists. By their execution hereof, each of the Guarantors ratify and confirm the terms of the Guaranty Agreement dated August 17, 1994, agree that the Guaranty Agreement shall remain in full force and effect and unconditionally agree that the Guaranty Agreement is enforceable against each of them in accordance with its terms.

                                       3.

     Except as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and this Sixth Amendment, the Loan Agreement is ratified and confirmed and shall remain in full force and effect.

                                       4.

     This Sixth Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

                                       5.

     Company agrees to pay all expenses incurred by Agent and Banks in connection with the negotiation and preparation of this Sixth Amendment, including reasonable attorney's fees.

                                       6.

     This Sixth Amendment may be executed in any number of multiple counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

                                       7.

     Banks, Company, and Guarantors agree to be bound by the current Arbitration Program of Agent which is incorporated by reference herein and is acknowledged as received by the parties pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of any party.


                                       8.

     This Sixth Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

                                       9.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     Executed to be effective as of October 31, 1996.

                              TANDYCRAFTS, INC., a Delaware
                                        corporation


                              By:
                                   ---------------------------
                                   Michael J. Walsh, President
                                                  COMPANY


                              CASUAL CONCEPTS, INC., a Texas
                                        corporation


                              By:
                                   ---------------------------
                                   Russell Price, Secretary


                              SAV-ON, INC., a Texas corporation


                              By:
                                   ---------------------------
                                   Russell Price, Secretary


                              NOCONA BELT COMPANY, a Texas
                                     corporation


                              By:
                                   ---------------------------
                                   Russell Price, Secretary


                              DAVID JAMES MANUFACTURING,
                                   INC., a Texas corporation


                              By:
                                   ---------------------------
                                   Russell Price, Secretary


                              BRAND NAME APPAREL, INC.
                                   a Texas corporation


                              By:
                                   ---------------------------
                                   Russell Price, Secretary


                              THE DEVELOPMENT ASSOCIATION,
                                   INC., a Texas corporation


                              By:
                                   ---------------------------
                                   Russell Price, Secretary


                              PLC LEATHER COMPANY, a Nevada
                                     corporation


                              By:
                                   ---------------------------
                                   Russell Price, Secretary


                                 TANDYARTS, INC., a Nevada
                                     corporation


                              By:
                                   ---------------------------
                                   Russell Price, Secretary


                              COLLEGE FLAGS AND
                              MANUFACTURING, INC.,
                                   a South Carolina corporation,


                              By:
                                   ---------------------------
                                   Russell Price, Secretary

                                                  GUARANTORS


                              WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION (formerly First Interstate Bank of Texas, N.A.)


                              By:
                                   ---------------------------
                                   Steve Wood, Senior Vice President


                              By:
                                   ---------------------------
                                   John Peloubet, Vice President


                              THE SUMITOMO BANK, LTD.,
                                   CHICAGO BRANCH


                              By:
                                   ---------------------------
                              Name:
                                   ---------------------------
                              Title:
                                   ---------------------------


                              By:
                                   ---------------------------
                              Name:
                                   ---------------------------
                              Title:
                                   ---------------------------


                              NBD BANK

                              By:
                                   ---------------------------
                              Name:
                                   ---------------------------
                              Title:
                                   ---------------------------

                                                       BANKS





                                    EXHIBIT A
                                    ---------


                                               Commitment
                                               Percentage
Banks                           Commitment     (Rounded)
-------                         ----------     ----------

Wells Fargo Bank (Texas),
  National Association         $25,000,000          50%

The Sumitomo Bank, Ltd.,       $12,500,000          25%
  Chicago Branch

NBD Bank, N.A.                 $12,500,000          25%
                               -----------         ----

Total Commitment               $50,000,000         100%
                               ===========         ====